UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2011

OM GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-12515

(Commission File Number)

52-1736882

(I.R.S. Employer Identification Number)

127 Public Square

1500 Key Tower

Cleveland, Ohio 44114-1221

(Address of principal executive offices)

(Zip code)

(216) 781-0083

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 25, 2011, OM Group, Inc. issued a press release announcing preliminary financial results for the quarter ended June 30, 2011. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K.

(d)	Exhibits

99	OM Group, Inc. second quarter 2011 preliminary results press release, dated July 25, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OM Group, Inc.
(Registrant)

Date: July 25, 2011	/s/ Kenneth Haber
	Name:	Kenneth Haber
	Title:	Chief Financial Officer